                                                                     EXHIBIT 4.6

                                                CAPSTONE CAPITAL CORPORATION

          [CCA   ]                        % SERIES A CUMULATIVE PREFERRED STOCK                                     [SHARES]



INCORPORATED UNDER THE LAWS       THIS CERTIFICATES TRANSFERABLE IN NEW YORK, NEW YORK OR BIRMINGHAM, ALABAMA      SEE REVERSE FOR
 OF THE STATE OF MARYLAND                                                                                          CERTAIN LEGENDS

                                                                                                                     CUSIP 14066R

THIS CERTIFIES THAT





is the registered holder of


             FULLY-PAID AND NON-ASSESSABLE SHARES OF SERIES A CUMULATIVE PREFERRED STOCK, PAR VALUE $.001 PER SHARE OF

                                                       CERTIFICATE OF STOCK

        =========================================== CAPSTONE CAPITAL CORPORATION ===========================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

        IN WITNESS WHEREOF, the Corporation has caused the fascimile signatures of its duly authorized officers and the facsimile of its seal to be printed hereon.


Dated:

      /s/ MALCOLM E. MCVAY                                                                      /s/ JOHN W. McROBERTS
      VICE PRESIDENT, CHIEF FINANCIAL OFFICER      [CAPSTONE CAPITAL CORPORATION SEAL]                     PRESIDENT AND
                                AND SECRETARY                                                    CHIEF EXECUTIVE OFFICER


Coregistered and Regulated
AMSOUTH BANK OF ALABAMA

By                                                                                     Transfer Agent
                                                                                        and Registrar,

                                                                                    Authorized Signature

                         CAPSTONE CAPITAL CORPORATION

        IF NECESSARY TO EFFECT COMPLIANCE BY THE CORPORATION WITH CERTAIN PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PROHIBITED UPON THE TERMS AND CONDITIONS SET FORTH IN THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE, TO ENABLE THE CORPORATION TO ENSURE THAT IT COMPLIES WITH THE PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY PROPOSED TRANSFEREE OF SUCH HOLDER SHALL UPON DEMAND DISCLOSE TO THE CORPORATION IN WRITING SUCH INFORMATION AS THE CORPORATION MAY DEEM NECESSARY FOR SUCH PURPOSES.

        THE CORPORATION HAS THE AUTHORITY TO ISSUE STOCK OF MORE THAN ONE CLASS. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used through not in the above list


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:


                                        Signature:

                                        ______________________________________
                                        Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                        Signature guaranteed:

                                        ______________________________________
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO B.F.C. RULE 17Ad-16.